UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2021

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Second Amendment to Employment Agreement with Scott Felenstein
On April 30, 2021, National CineMedia, Inc. (“the Company”) entered into an Amendment No. 2 (the “Employment Agreement Second Amendment”) to the Employment Agreement, dated April 3, 2017, as amended by the Amendment to the Employment Agreement, effective May 1, 2020, with Scott Felenstein, the Company’s Chief Revenue Officer (the “Employment Agreement”). The Employment Agreement Second Amendment is effective May 1, 2021 and extends the term of the Employment Agreement through April 30, 2022 and reflects Mr. Felenstein’s current annual base salary of $546,635.82. The remaining terms and conditions of the Employment Agreement, including provisions related to Mr. Felenstein’s annual bonus opportunity, long-term incentive grants, severance and other termination benefits are unchanged by the Employment Agreement Second Amendment.
The foregoing description of the Employment Agreement Second Amendment is qualified in its entirety by reference to the complete copy of the Employment Agreement Second Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 5, 2021. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1 — Election of Directors

Name	For	Withheld	Broker Non-Votes

Mark B. Segall	54,181,292	728,385	6,507,611
David E. Glazek	53,505,245	1,404,432	6,507,611
Lawrence A. Goodman	54,151,285	758,392	6,507,611
Kurt C. Hall	37,737,770	17,171,907	6,507,611
Juliana F. Hill	54,619,425	290,252	6,507,611
Thomas F. Lesinski	54,081,790	827,887	6,507,611
Donna Reisman	54,239,238	670,439	6,507,611
Renana Teperberg	52,881,866	2,027,811	6,507,611
Mark Zoradi	52,888,888	2,020,789	6,507,611

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes

41,447,851	13,356,851	104,975	6,507,611

Proposal No. 3 — Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 30, 2021

For	Against	Abstentions	Broker Non-Votes

61,125,574	244,679	47,035	—

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Employment Agreement, dated April 30, 2021, by and between National CineMedia, Inc. and Scott Felenstein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: May 6, 2021	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Executive Vice President, General Counsel and Secretary